TRANSAMERICA EXTRA VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated August 15, 2007

to the

Prospectus dated May 1, 2007

This supplement hereby amends, and to the extent inconsistent replaces, “Section – 2 PURCHASE – Premium Enhancement” of the prospectus.

PREMIUM ENHANCEMENT

An amount equal to 5.5% of the initial premium payment will be added to the policy value. The amount of the PREMIUM ENHANCEMENT is not considered a premium payment and therefore may not be included in the calculation of certain policy features. The PREMIUM ENHANCEMENT percentage may vary from premium to premium on subsequent premium payments, but will never be less than 0.25% nor more than 7%. A confirmation will be sent advising the owner of the amount of PREMIUM ENHANCEMENT applicable to each subsequent premium payment. No PREMIUM ENHANCEMENT will apply if the policy is canceled pursuant to the right to cancel provision.

The premium enhancement percentage may vary for certain policies.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica EXTRA Variable Annuity dated May 1, 2007